U. S. Small Business Administration

                      Certified Development Company Program

                                   "504" NOTE

                       Loan Number CDC-L 919-628-30-04-MD

                                                             Baltimore, Maryland
                                                             -------------------
                                                                (city and state)


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$     1,000,000.00                   (Date)  April 15,  1997
 ------------------------                    ---------------

For value received, the Undersigned promises to pay to the order of

                      Mid Atlantic Business Finance Company
                      -------------------------------------
                           Payee (development company)

at its office in (city and State) Baltimore, Maryland, or upon assignment or transfer of this Note by the Payee, and written notice thereof to the Undersigned, at such other place as may be designated from time to time by said
assignee                  or                   transferee,                   ONE
MILLION------------------------------------------dollars,
                        (Write out amount)
with interest on the outstanding balance at 7.368% per annum commencing on May 14, 1997 (date of Debenture).

         Loan payments shall be made in equal installments, each in the amount of $8,570.98, commencing on the first day of June, 1997, and continuing due and payable on the first day of each month thereafter until May 1, 2017, when the full unpaid balance of principal and interest shall become due and payable. In addition to the aforesaid loan payments, forth in the Servicing Agent Agreement (SBA Form 1506) attached to and incorporated into this Note.

         This Promissory Note evidences and related Collateral is given, to secure a loan made by the Payee to the Undersigned and such Note and Collateral will be assigned by Payee to the Small business Administration (SBA) to secure the guaranty by SBA pursuant to 503 (a) of the Small Business Investment Act [15 U.S.C. 697 (a)], of a Debenture to be issued and sold by the Payee (the "Debenture"), which is hereby incorporated herein by reference.

         All payments under this note shall be applied in this order: (1)to the servicing fees set forth in the Servicing Agent Agreement, (2) to interest, (3) to principal, (4) to the late fee set forth in this Note.

Late Charge
- -----------

In the event Payee or its Agent or assignee accepts a late payment after the fifteenth day of the month in which such payment is due, the Undersigned agrees to pay a late payment charge equal to five percent of the late amount or $100.00, whichever is greater, as compensation for additional collection efforts.

Definitions
- -----------

The term "Indebtedness" as used herein shall mean the indebtedness evidenced by the Note, including principal, interest, service fees, late payment charges, and expenses including but not limited to the expenses related to the care and preservation of Collateral and interest at the note rate thereon, whether contingent, now due or hereafter to become due, and the stated prepayment premium, if applicable. The term "Collateral" as used in this Note shall mean


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any  funds,  guaranties,  or other  property,  or rights  therein  of any nature
whatsoever,   or  the  proceeds   thereof,   which  are,  or  hereafter  may  be
hypothecated,   directly  or  indirectly,  by  the  Undersigned  or  others,  in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the Undersigned with the same force and effect as though such covenants and conditions were fully set forth herein. The term "CSA" shall mean the Central Servicing Agent appointed by the development company (SBA Form 1506) and accepted by the Undersigned to receive all payments by the Undersigned under this Note. The term "Undersigned" shall mean the borrower under this Note and, if the operating small concern for the benefit of which this loan is made is not the borrower, such operating small concern.



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Prepayment
- ----------

Payment of the entire outstanding balance of the Indebtedness may be made prior to the maturity date hereof, timing to be arranged with Payee or SBA as assignee but no partial prepayments may be made. The amount required to prepay this Note shall be the aggregate of the Indebtedness including interest to the prepayment (repurchase) date, and any prepayment premium required by the schedule to be attached to this Note and incorporated by this reference. For purposes of prepayment the repurchase date is the next semi-annual payment date on the Debenture. The Undersigned must make a written request for prepayment to the payee or SBA as assignee at least forty-five (45) days before the prepayment date. Ten (10) business days prior to the scheduled refundable good faith deposit of one thousand dollars ($1,000) to the CSA. Such deposit shall be applied in full to the repurchase price of said debenture and shall be forfeited if undersigned fails to pay the designated total prepayment amount to the CSA on the designated prepayment date, as compensation for the cost of arranging the failed prepayment.

Acceleration
- ------------

The Indebtedness shall immediately become due and payable, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the Undersigned or for any of its property, or upon the filing of a petition by or against the Undersigned under provisions of any State or Federal insolvency law or under the provisions of the Bankruptcy Code of 1978 or upon the making by the Undersigned of an assignment for the benefit of its creditors. Payee with the consent of SBA, or SBA as assignee is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the Undersigned of any agreement with, or any condition imposed by, the development company or SBA; (3) failure of the Undersigned or


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any person acting on behalf of the Undersigned to disclose any material fact, in any application, declaration or other document delivered to the development company or SBA or any misrepresentation by or for the benefit of the Undersigned in such document; (4) the reorganization, merger or consolidation of the Undersigned without prior written consent of the development company and SBA, or the making of an agreement therefor; (5) the sale of the Collateral, or any part of it or any interest in it, or any agreement that the Collateral will be alienated by the Undersigned, or any alienation of the Collateral by operation of law or otherwise; (6) the Undersigned's failure duty to account, to Payee's or SBA's (as assignee) satisfaction, at such time or times as may be required, for any of the Collateral, or proceeds thereof, coming into the control of the Undersigned; (7) the institution of any suit affecting the Undersigned deemed otherwise; (8) any change, without prior written approval by SBA, affecting ten or more percent in the legal or equitable ownership of the Undersigned; (9) any change in the respective ownerships of the Undersigned; (10) if the Undersigned and/or its affiliates acquire directly or indirectly an ownership interest of ten or more percent in the development company; (11) any other event prohibited by the related security or other instruments; or (12) any failure to exercise its rights under this paragraph shall not constitute a waiver thereof. Upon acceleration pursuant to this paragraph, the indebtedness shall be computed in the same manner as is set forth for the prepayment amount in the preceding paragraph captioned "Prepayment".

Collateral
- ----------

Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Payee with SBA's consent or SBA as assignee is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale. After deducting all expenses incidental to such sale or sales, Payee or SBA as assignee may apply the proceeds thereof to the payment of the Indebtedness as it shall deem proper. The Undersigned hereby waives all rights to redemption or appraisement whether empowered, to convert into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the collateral in transactions with the Undersigned or any third party. Whenever any item of the collateral shall not be paid when due, or otherwise shall be in default, whether or not the Indebtedness, or any rights and powers with respect to such item of the Collateral as are granted in respect thereof in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Payee or SBA as assignee expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other such power now or hereafter existing in favor of Payee or SBA as assignee, whether at law or in equity, by statute or otherwise.


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The  Undersigned  agrees to take all necessary  steps to administer,  supervise, preserve, and protect the Collateral; and regardless of any action taken by Payee or SBA as assignee, there shall be no duty upon Payee or SBA as assignee


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in this respect. The Undersigned shall pay all expenses of any nature, including but no limited to reasonable attorney's fees and costs, which Payee or SBA as assignee may deem necessary in connection with the satisfaction of the Indebtedness or the administration, preservation (including, but not limited to, adequate insurance of), or the realization upon the Collateral. Payee with SBA's consent or SBA as assignee is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified by any indulgence, including but not limited to (a) any renewal, extension, or modification which Payee or SBA as assignee may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, exchange, or substitution which Payee or SBA as assignee may grant in respect of the Collateral, or (c) any indulgence granted in respect to any endorser, guaranty, and any other document (or any of them), sold, transferred, or pledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note as if said purchaser, transferee, or pledge were originally named as Payee in the Note.
                                                 FREDERICK  BREWING  CO.

Witness:  /s/ Carole S. Gould                        By:   /s/ Kevin E. Brannon
          -------------------                              ---------------------

                                                  [Title]  Chairman

                               [Name of Undersigned]       Kevin E. Brannon
                                                           ----------------

         In consideration of the guarantee by Small Business Administration of a Debenture in the amount of $1,000,000.00, issued by Mid-Atlantic Business Finance Company hereby assigns and transfers
       (Development Company)
all rights, title and interest in this Note to the Small Business
Administration.


                                    SEAL             The Mid-Atlantic Business
                                 Finance Company
                                                        ---------------

                               By: /s/ Paula Kligg
                                                          ---------------



         Attest   /s/ Allison F. Crispell
                  -----------------------

         See attached Addendum for confession of Judgment Clause

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                              Addendum to 504 Note
                                  SBA Form 1505
                          Loan # CDC-L 919-628-30-04-MD
                       dated this 15th day of April, 1997

                          CONFESSION OF JUDGMENT CLAUSE
                          -----------------------------

         If payment of the indebtedness evidenced by this Note, or any part thereof, shall not be made when due and at maturity, by acceleration or otherwise, the undersigned hereby authorize(s) and empower(s) any attorney of any Court of Record within the United States to appear for the undersigned in any Court, or before any Clerk thereof, and confess judgment against the undersigned either jointly or severally in favor of the Holder of this Note for the amount then due thereon, with the interest thereon aforementioned and the cost of suit and attorney's fees of fifteen per cent (%15), hereby waiving and releasing all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy or real estate or personal property to which the undersigned may otherwise by entitled under the laws of any State hereafter be passed. If this Note is referred to any attorney for collection, and payment is obtained without the entry of a judgment, then the undersigned shall pay to Holder attorney's fees in the amount aforesaid. If there be more than one undersigned, their liability shall be joint and several, any use of the singular herein may also refer to the plural and vice versa, and the use of any gender shall be applicable to all genders.

          The undersigned acknowledge(s) that this Addendum is a continuation of 504 Note, SBA Form 1505, dated April 15, 1997 evidencing a loan in the amount of $1,000,000.00 to Frederick Brewing Co., and that they have read all of the pages of said Note and this Addendum is incorporated by reference therein.

         IN WITNESS THE EXECUTION OF THIS NOTE UNDER SEAL, on the day and year first above written.

                                          FREDERICK BREWING CO.


Witness:    /s/ Craig J. O'Connor         /s/ Kevin E. Brannon
            ---------------------         --------------------
                                          Kevin E. Brannon
                                          Chairman

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